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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

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                                 FORM 8-K/A

                      AMENDMENT NO. 1 TO CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 16, 1997
                                                 ____________________

                                 P-COM, INC.
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             (Exact name of registrant as specified in charter)

       DELAWARE                   0-25356                     77-02893711
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(State or Other Jurisdiction    (Commission                  (IRS Employer
     of Incorporation)          File Number)              Identification No.)

3175 S. Winchester Boulevard, Campbell, California                 95008
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   (Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code: (415) 866-3666
                                                   ________________________

                               NOT APPLICABLE
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        (Former Name or Former Address, if Changed Since Last Report)
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                                AMENDMENT NO. 1

        The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, originally filed with the Securities Exchange Commission on October 16, 1997, as set forth in the pages attached hereto:

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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         The following exhibit is filed as a part of this report.

         (g)   Exhibits

        23.1   Consent of Independent Accountants (Price Waterhouse LLP)
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                                  SIGNATURES
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        P-COM, Inc.
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                                        (Registrant)

Dated: October 30, 1997                 By: /s/ Michael J. Sophie
                                           --------------------------
                                        Name:  Michael J. Sophie

                                        Title:  Vice President, Finance and
                                                Admnistration and Chief
                                                Financial Officer